Exhibit 10.2

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT is made this 15th day of March, 2010, by and among Freight Management Corporation, a Nevada corporation ("Parent"), Genesis Biopharma, Inc. ("Buyer"), a Nevada corporation and a wholly owned subsidiary of Parent; Hamilton Atlantic, a company organized under the laws of the Cayman Islands ("Seller"); Pro-Fund Administration Ltd., a company organized under the laws of Cypress; Bristol Investment Fund, Ltd., a company organized under the laws of the Cayman Islands; Batavia Holdings Limited, a company incorporated in Hong Kong; and 0796625 B.C. LTD., a company incorporated in Canada (each, a "Shareholder," and collectively, "Shareholders").

     The parties hereto desire to effect the purchase by Buyer of certain of the assets of Seller relating to the development and commercialization of anti-CD55 antibodies (the "Anti-CD55 Antibody Program"), upon the terms and conditions hereinafter set forth.

     To induce Buyer to enter into and perform this Agreement, Shareholders, who as the owners of all the outstanding shares of capital stock of Seller will derive substantial benefit from this Agreement, desire to guarantee and become liable for the performance of all the obligations of Seller pursuant to this Agreement.

     Concurrent with the closing of the transactions contemplated by this Agreement, Parent will enter into a Patent and Know How License Agreement with Cancer Research Technology Limited, a company registered in England and Wales ("CRT"), pursuant to which CRT will license to Buyer certain other intellectual property related to the development and therapeutic use of anti-CD55 antibodies.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. Sale and Purchase.

          (a) Assets and Properties to be Sold and Purchased. At the Closing (as herein defined), Seller shall sell and Buyer shall purchase, subject to all the terms and conditions of this Agreement, the following assets and properties of Seller (collectively, the "Purchased Assets"):

               (i) Patents and Patent Applications. All of Seller's patents, patent rights, patent applications, including reissues, extensions, substitutions, continuations, divisions, continuation-in-part applications, and supplementary protection certificates in any part of the world that are based on the patents and patent applications, relating to the Anti-CD55 Antibody Program, including, but not limited to, those listed in Schedule "1".

               (ii) Confidential Information. All inventions, developments, improvements, processes, techniques, methods, trade secrets, and confidential information of any nature whatsoever pertaining to the assets and properties of Seller to be transferred pursuant to this Agreement whether or not any of the foregoing are patented or patentable.
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               (iii) Know-How and  Materials.  All of Seller's  books,  records, correspondence, plans, drawings, designs, laboratory note books, clinical trials, research results, cell lines, files, and other data with respect to inventions, laboratory and research results, formulae and inventions pertaining to the assets and properties of Seller to be transferred pursuant to this Agreement, including, but not limited to, those listed in Schedule "2".

          (b)   Assets   and   Properties   Not  to  Be   Purchased   and  Sold.
Notwithstanding anything to the contrary contained in this Agreement, there is excluded from the Purchased Assets the following:

               (i) All real property of Seller.

               (ii)  All  cash,   accounts   receivable,   debt,  and  corporate
documents.

     2. Liabilities of Seller. Buyer is not assuming any liabilities of Seller. Buyer shall not be deemed by anything contained herein to have assumed:

          (a) Any obligation or liability of Seller to Buyer or any other person or entity which arises from, or the existence of which constitutes, any breach of any covenant or agreement, or a misrepresentation of any representation or warranty, under this Agreement;

          (b) Any obligation or liability incurred by Seller on or after the Closing Date;

          (c) Any obligation or liability of Seller incurred in connection with this Agreement or the transactions contemplated hereby; or

          (d) Any obligation or liability of Seller for any federal, state or local corporate income taxes, property taxes, payroll, withholding and social security taxes, or other taxes of any kind or description, to which Seller is subject.

     3. Consideration.

          (a) Common Stock of Parent. In consideration of and in exchange for the Purchased Assets, Seller shall be entitled to receive an aggregate of 20,960,016 shares (the "Shares") of the common stock of Parent, par value $0.001 per share (the "Common Stock"), in accordance with subparagraph 3(b) below.

          (b) Payment. At the Closing, Parent shall deliver to its transfer agent an irrevocable letter instructing the transfer agent to issue the Shares registered in the name of Seller, which Shares shall be delivered to Seller no later than three (3) business days following its receipt of the instruction letter.

     4. Seller's Representations and Warranties. Except as set forth on the Disclosure Schedules delivered to Buyer at the Closing (the "Seller's Disclosure Schedules"), Seller and Shareholders jointly and severally represent and warrant and agree as follows:

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          (a)  Corporate  Status  and  Authority.   Seller  is  a  company  duly
organized, validly existing and in good standing under the laws of the Cayman Islands, has the requisite corporate power to own, operate and lease the assets and properties being sold hereunder and to carry on its business as it is now being conducted and is duly qualified to do business in all jurisdictions in which the nature of its business requires such qualification. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof have been validly authorized by all necessary corporate action including, but not limited to, shareholder approval, and this Agreement constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

          (b) Ownership of Assets and Properties. Seller has good and marketable title to, is the exclusive legal and equitable owner of, and ahs the unrestricted power and right to sell, assign, and deliver the Purchased Assets to Buyer. The Purchased Assets are free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of every kind and character. Upon Closing, Buyer will acquire exclusive, good, and marketable title to the Purchased Assets and no restrictions will exist on Buyer's right to utilize, exploit, resell or license any of the Purchased Assets.

          (c) Condition of Assets and Properties. All tangible Purchased Assets are (i) in good operating condition and repair, ordinary wear and tear excepted; and (ii) suitable and adequate for continued use in the manner in which they are presently being used.

          (d) Compliance with Law and Other Regulations. Seller is in compliance with all requirements of federal, state and local law, and all requirements of all governmental bodies and agencies having jurisdiction over it, the conduct of its business, the use of its assets and properties and all premises occupied by it. Without limiting the foregoing, Seller has properly filed all reports, paid all monies and obtained all licenses, permits, certificates and authorizations needed or required for the conduct of its business and the use of its assets and properties and the premises occupied by it in connection therewith and is in compliance in all respects with all conditions, restrictions and provisions of all of the foregoing. Seller has not received any notice, not heretofore complied with, from any federal, state or local authority or any insurance or inspection body that any of its assets, properties, facilities, equipment or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building or zoning law, or requirement of any public authority or body.

          (e) Bulk Sales. Seller has complied with all legal requirements relating to the conveyance of the Purchased Assets, including but not limited to requirements of any applicable bulk sales laws or notices, so that Buyer shall have no responsibility to Seller's creditors.

          (f) Litigation. There are no suits, actions, claims, arbitrations, administrative or other proceedings or governmental investigations pending or threatened against or affecting Seller, its business or the Purchased Assets in any court or before or by any federal, state, local or other governmental department or agency, and neither Seller nor its business or the Purchased Assets are subject to or directly affected by any order, judgment, award, decree or ruling of any court or governmental agency. In addition to the foregoing, Seller is not contemplating the institution of any suit, action, claim, arbitration, administrative or other proceeding.

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          (g) Agreement Not in Breach of Other Instruments Affecting Seller. The
execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof, will not violate any provision of the charter documents or by-laws of Seller, nor will they result in the breach of any term or provision of, or result in the termination or modification of, or constitute a default under, or conflict with, or cause the acceleration of any obligation of Seller under, or permit any party to modify or terminate, any loan agreement, note, debenture, indenture, mortgage, deed of trust, lease, contract, agreement or other obligation of any description to which Seller is a party or by which it is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator or any applicable law, rule or regulation.

          (h) Statements and Other Documents Not Misleading. Neither this Agreement, including all schedules and exhibits hereto, nor any other document or instrument furnished or delivered by Seller or Shareholders to Buyer in connection with the transactions contemplated hereby, contain any untrue statement of material fact or omit to state a material fact required to be stated in order to make such statement, document or other instrument not misleading. In addition to the foregoing, neither Seller nor Shareholders have failed to inform Buyer as to any material fact relating to Seller's business, assets, properties, prospects or affairs.

          (i) Investment Representations, Warranties and Covenants by Seller.

               (i) Seller has been advised and acknowledges that: (A) the Shares have not been, and when issued, will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any state of the United States or the securities laws of any other jurisdiction; (B) in issuing and selling the Shares to Seller pursuant hereto, Buyer is relying upon the "safe harbor" provided by Regulation S and/or on Section 4(2) under the Securities Act; (C) it is a condition to the availability of the Regulation S "safe harbor" that the Shares not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year following the Closing Date. As used in this Agreement, the term "U.S. person" and "United States" shall have the same definitions as those provided in Regulation S under the Securities Act; and (D) notwithstanding the foregoing, prior to the expiration of one year after the Closing (the "Restricted Period"), the Shares may be offered and sold by the holder thereof only if either: (I) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (II) the offer and sale is outside the United States and to other than a U.S. person.

               (ii) Seller agrees that with respect to the Shares until the expiration of the Restricted Period: (A) Seller, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Shares or any beneficial interest therein in the United States or to or for the account of a U.S. person during the Restricted Period; (B) notwithstanding the foregoing, prior to the expiration of the Restricted Period, the Shares may be offered and sold by the holder thereof only if either: (I) if the offer or sale is within the United States or to or for the account of a U.S. person, the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or

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pursuant to an exemption from the  registration  requirements  of the Securities
Act; or (II) the offer and sale is outside the United States and to other than a U.S. person; and (III) Seller shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

               (iii) The restrictions herein are binding upon subsequent transferees of the Shares except for transferees pursuant to an effective registration statement. Seller agrees that after the Restricted Period, the Shares may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

               (iv) Seller has not engaged, nor is it aware that any party has engaged, and Seller will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Shares.

               (v) Seller: (A) is domiciled and has its principal place of business outside the United States; (B) certifies it is not a U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person; (C) was not formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act.; and (D) at the time of the Closing Date, Seller or persons acting on Seller's behalf in connection therewith will be located outside the United States. (vi) Seller is not a "distributor" (as defined in Regulation S) or a "dealer" (as defined in the Securities Act).

               (vii) Seller acknowledges that Buyer shall make a notation in its stock books regarding the restrictions on transfer described herein shall transfer such shares on the books of the Buyer only to the extent consistent therewith.

               (viii) Seller understands and agrees that each certificate held by Seller representing the Shares, or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required under applicable securities laws):

            THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS

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            TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE,
            HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

               (ix) Seller hereby represents that Seller is satisfied as to the full observance of the laws of the Cayman Islands in connection with offer, sale, and purchase of the Shares including (A) the legal requirements for the purchase of Shares, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Seller's purchase and payment for, and continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of the Cayman Islands.

     5. Further Representations and Warranties of Shareholders. To induce Buyer to enter into this Agreement and for the benefit of Buyer, Shareholders further represent and warrant as follows:

          (a) Ownership of Capital Stock of Seller. Shareholders own 179 shares of Common Stock of Seller, constituting all of the issued and outstanding capital stock of Seller. Shareholders have good, marketable and unencumbered title to such stock. No transfer of record ownership of, or beneficial interest in, any of such stock will be made between the date hereof and the Closing.

          (b) Consent to Transaction. Shareholders, constituting all of the shareholders of Seller, hereby consent to the transactions herein provided for, and agree that this consent in writing shall be deemed to be the action required by the charter documents and by-laws of Seller and the applicable laws of the Cayman Islands. Each Shareholder agrees to vote all of its shares of stock of Seller in favor of approving any and all other action necessary to be taken by Seller in order to comply fully with this Agreement, at any and all meetings of Seller held for any such purpose.

          (c) Power of Shareholders to Execute Agreement. Shareholders have full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal and binding obligation of Shareholders and is enforceable against them in accordance with its terms.

          (d) Agreement Not in Breach of Other Instruments Affecting Shareholders. The execution and delivery of this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof, will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under, any agreement or other instrument of any description to which any Shareholder is a party or by which any is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator, or any applicable law, rule or regulation.

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     6.  Buyer's   Representations   and   Warranties.   To  induce  Seller  and
Shareholders to enter into this Agreement, Buyer represents and warrants as follows:

          (a) Corporate Status and Authority. Buyer is, and at the Closing will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been validly authorized by all appropriate corporate action.

          (b) Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof, will not violate any provision of the articles of incorporation or by-laws of Buyer nor will they result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under, any loan agreement, note, debenture, indenture, mortgage, deed of trust, lease, contract, agreement or other obligation of any description to which Buyer is a party or by which either is bound, or any judgment, decree, order, or award of any court, governmental body or arbitrator, or any applicable law, rule or regulation.

     7. Continuation and Survival of Representations and Warranties. Each of the representations and warranties contained in this Agreement shall be true and correct on and as of the Closing Date. All such representations and warranties shall survive the consummation of the transactions contemplated by this Agreement irrespective of any investigations or inquiries made by any party or any knowledge which any party may now possess or which may hereafter come to any party's attention, and each party shall be entitled to rely upon such representations and warranties irrespective of any investigations, inquiries or knowledge.

     8. Closing. The Closing under this Agreement shall take place at the offices of Greenberg Traurig, LLP, 3161 Michelson Drive, Suite 1000, Irvine, California on or before March 31, 2010, or at such other date, time and place as may be agreed upon by Seller and Buyer, which date is sometimes herein called the "Closing Date".

          (a) Deliveries by Seller.

               (i) At the Closing, Seller shall deliver to Buyer such deeds, bills of sale, instruments of assignment and other instruments and documents as may be necessary to convey to Buyer title to the Purchased Assets.

               (ii) On or prior to the Closing, Seller shall deliver, or cause the delivery of, the Purchased Assets to Buyer, including, without limitation, all copies of the patents and patent applications set forth in Section 1(a)(i) above and related documents and records and all of the tangible materials set forth in Section 1(a)(ii) above.

All assignments, consents, certificates and other documents delivered by Seller shall be in form reasonably satisfactory to counsel for Buyer.

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          (b) Deliveries by Buyer.  At the Closing,  Parent shall deliver a copy of the executed irrevocable letter instructing Parent's transfer agent to deliver the Shares to Seller and evidence of its delivery of the letter to the transfer agent.

All certificates and other documents delivered by Buyer shall be in form reasonably satisfactory to counsel for Seller.

     9. Further Assurances. Seller, Shareholders, Parent and Buyer shall execute and deliver all such other instruments and take all such other action as any party may reasonably request from time to time, before or after the Closing, in order to effectuate the transactions provided for herein. The parties shall cooperate with each other and with their respective counsel and accountants in connection with any steps to be taken as a part of their respective obligations under this Agreement.

     10. Indemnification.

          (a) Indemnity Against Losses from Untruth of Representations or Warranties or Breach of Agreements or Covenants. In the event that at any time hereafter it shall appear that any representation or warranty of Seller or Shareholders contained or referred to in any paragraph of this Agreement or in any certificate, schedule, exhibit or document delivered pursuant hereto was incorrect or untrue, or that Seller or Shareholders breached any covenant or agreement contained in this Agreement, Seller and Shareholders jointly and severally shall pay Buyer the amount of the loss, expense or damage suffered or incurred by Buyer, which would not have been suffered or incurred if the facts set forth in those representations or warranties had been correct or those covenants and agreements had not been breached.

          (b) Indemnity Against Suits and Claims. Without in any way limiting any of the rights of Buyer, Seller and Shareholders hereby jointly and severally indemnify and hold harmless Buyer from all liabilities, suits, claims, demands, damages, fees, costs and expenses (including reasonable attorney's and accountant's fees) arising out of the incorrectness of any representation or warranty or the breach of any agreement or covenant of Seller or Shareholders under this Agreement. Upon written demand by Buyer, Seller and Shareholders shall defend against any liability, suits, claims and demands which may arise from the incorrectness of those representations or warranties or the breach of those covenants and agreements. Seller and Shareholders shall retain counsel reasonably satisfactory to Buyer and conduct any defense diligently and shall keep Buyer advised of the status of such defense. If Seller and Shareholders are called upon to defend, Buyer shall be entitled to participate, through counsel of their own choice, in any such defense, at Buyer's expense.

     11. Brokers and Finders. Each of the parties hereto represents and warrants to the others that it has not employed or retained any broker or finder in connection with the transactions contemplated by this Agreement nor has it had any dealings with any person which may entitle that person to a fee or commission from any other party hereto. Each of the parties indemnifies and holds the others harmless from and against any claim, demand or damages whatsoever by virtue of any arrangement or commitment made by it with or to any person that may entitle such person to any fee or commission from the other parties to this Agreement.

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     12.  Shareholders'  Guarantees.  Shareholders  hereby jointly and severally unconditionally guarantee to Buyer and become sureties for the performance of and compliance with all of Seller's agreements, covenants and obligations hereunder and the truth and correctness of all of Seller's representations and warranties contained herein. Any claim or right of Buyer for the failure to perform or comply with any of Seller's agreements, covenants or obligations hereunder or for the untruth or incorrectness of any of its representations or warranties contained herein may be directly enforced against any Shareholder without any notice of any kind and without first making any demand upon or pursuing any remedy against Seller. Without notice to or consent of any Shareholder, Buyer may modify or change the terms of this Agreement or any obligation of Seller, and may grant any extension, renewal or indulgence, release, compromise or settlement with respect thereto and none of the foregoing shall in any way affect Shareholders' liability hereunder.

     13. General Provisions.

          (a) Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its or his rights or obligations under this Agreement without the prior written consent of the other parties hereto.

          (b) Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (c) Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Nevada, notwithstanding any conflict-of-law provisions to the contrary.

          (d) Schedules and Exhibits. All Schedules and Exhibits referred to herein are hereby incorporated by reference into, and made a Part of, this Agreement.

          (e) Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (f) Costs and Expenses. Each party hereto shall bear its or his own costs and expenses (including the fees and disbursements of counsel and accountants) incurred in connection with the negotiation and preparation of and the closing under this Agreement, and all matters incident thereto.

          (g) Titles Not to Affect Interpretation. The titles of paragraphs and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

          (h) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerox copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as of it were an executed counter part of this Agreement.

          (i) Provisions Separable. The provisions of this Agreement are independent and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason and other or others of them may be invalid or unenforceable in whole or in part.



                    [Remainder of page intentionally blank.]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by their respective officers thereunto duly authorized all as of the date first written above.

                                  "PARENT"

                                  FREIGHT MANAGEMENT CORP.

                                  By: /s/ Ibrahim Abotaleb
                                     -------------------------------------------
                                  Name: Ibrahim Abotaleb
                                       -----------------------------------------
                                  Title: President and CEO
                                        ----------------------------------------

                                  "BUYER"

                                  GENESIS BIOPHARMA, INC.

                                  By: /s/ Robert Brooke
                                     -------------------------------------------
                                  Name: Robert Brooke
                                       -----------------------------------------
                                  Title: President and CEO
                                        ----------------------------------------

                                  "SELLER"

                                  HAMILTON ATLANTIC

                                  By: /s/ Amy Wang
                                     -------------------------------------------
                                  Name: Amy Wang
                                       -----------------------------------------
                                  Title: Director
                                        ----------------------------------------

                                  "SHAREHOLDERS"

                                  PRO-FUND ADMINISTRATION LTD.

                                  By: /s/ Graham May
                                     -------------------------------------------
                                  Name: Graham May
                                       -----------------------------------------
                                  Title: Secretary
                                        ----------------------------------------

                                  BRISTOL INVESTMENT FUND, LTD.

                                  By: /s/ Paul Kessler
                                     -------------------------------------------
                                  Name: Paul Kessler
                                       -----------------------------------------
                                  Title: Director
                                        ----------------------------------------

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by their respective officers thereunto duly authorized all as of the date first written above.

                                  "SHAREHOLDERS"

                                  BATAVIA HOLDINGS LIMITED

                                  By: /s/ Janny Onggara
                                     -------------------------------------------
                                  Name: Janny Onggara
                                       -----------------------------------------
                                  Title: Director
                                        ----------------------------------------

                                  0796625 B.C. LTD.

                                  By: /s/ Shirazali Jumani
                                     -------------------------------------------
                                  Name: Shirazali Jumani
                                       -----------------------------------------
                                  Title: President and Director
                                        ----------------------------------------

                                  SCHEDULE "1"

                         PATENTS AND PATENT APPLICATIONS

                                    Applicant                 Priority Date                VSL Reference /
     Title                        (VSL/Viragen)                and Number                      Comment
     -----                        -------------                ----------                      -------
Interferon-alpha 1 for          Hamilton Atlantic          GB 0812442.2                         VG108
use as an                                                  Priority date 7th July 2008
immunological adjuvant

Interferon-alpha 10             Hamilton Atlantic          GB 0812046.1                         VG107
for use as an                                              Priority date 1st July 2008
immunological
adjuvant

Use of Interferon alpha        Viragen Inc. and            GB 0619816.2                         VG106
14 in the Treatment of         Viragen (Scotland) Ltd      6th October 2006                     Note: This
Cancer                                                                                          application
                                                                                                terminated on 7
                                                                                                December 2007

Use of Interferon alpha        Viragen Inc. and            PCT/GB2007/003814                    VG106
14 in the Treatment of         Viragen (Scotland) Ltd      filed 8th October 2007
Cancer

Interferon alpha-14 for        Viragen Inc.                GB 0619814.7                         VG106
use as an immunological                                    6th October 2006
adjuvant

Composition and                Viragen Inc.                GB 0507963.7                         VG106
Method for treating                                        20th April 2005                      N.B. This
disease                                                                                         application
                                                                                                terminated on 21
                                                                                                April 2006

Composition and                Viragen Inc.                GB 0522732.7                         VG106
Method for treating                                        7th November 2005                    N.B. This
disease                                                                                         application
                                                                                                terminated on 8
                                                                                                November 2006

Composition and                Viragen Inc.                US  60/741,734                       VG106
Method for treating                                        2nd December 2005
disease

Composition and                Viragen Inc.                PCT/GB2006/001432                    VG106
method for treating                                        Filed 20th April 2006                Filed in EU, AU,
viral infection                                            (WO 2006/11745)                      IN,CH National
                                                                                                phase

                                    Applicant                 Priority Date                VSL Reference /
     Title                        (VSL/Viragen)                and Number                      Comment
     -----                        -------------                ----------                      -------
Multisubtype interferon        Viragen Inc.                GB 0619815.4
alpha for use as an                                        6th October 2006
immunological adjuvant

                                  SCHEDULE "2"

                             KNOW-HOW AND MATERIALS

A. The following books and records:

BOX NUMBER                              CONTENTS
----------                              --------

334314711                   Anti CD55 Patent App - Countries A-G
                            CD55 Correspondence 2004-2005
                            CD55 Correspondence 2002-2003
                            Anti CD55 Patent App - Countries H-Z
                            CD55 Binding

334314712                   CRT License Correspondence
                            CRCT Contract Copies

334314713                   IFN Alpha 14
                            IFN Alpha 14
                            IFN Alpha 14 Cancer
                            IFN Alpha 14 Viral 1
                            IFN Alpha 14 Viral 2
                            IFN Alpha 14 as Adjuvant
                            IFN  Alpha  1  as  an   Immunological
                            Adjuvant  VG108  IFN  Alpha  10 as an
                            Immunological Adjuvant VG107

334314715                   VG106 Freedom to Op Search Aug/Sep 07
                            Patent  Application  WO  01/25438  A2
                            Patent  Application  WO  83/04053  US
                            Patent US6610830 B1 Patent
                            Application WO  02/36627  A2 Patent
                            Application WO 2006/079121 A2 Patent
                            Application WO 2007/000769 A2 Patent
                            Application WO 2004/031352 A2 Patent
                            Application WO 2004/022593 A2 Patent
                            Application WO 2006/020580 A2 Patent
                            Application WO 2004/046365 A2

334314717                   Patent Info IFN A & B

334314718                   Specific Binding Members

334314721                   Algonomics NV
                            Lonza Biologics
                            Southern Research Institute

334314731                   Antipoliferation  Patent  Book 1
                            General & Daudi Cell Line
                            WM-266-4 Cell Line
                            Malme - 3M Cell Line
                            General & Daudi Cell Line
                            General & Daudi Cell Line Book 3

                            Skemel 5 Cell Line
                            Skemel 28 Cell Line
                            Skemel 2 Cell Line
                            Mewo Cell Line
                            HT-144 Cell Line
                            WM35 Cell Line
                            G-361 Cell Line
                            IFN Alpha Subtypes Book 8
                            General Purification Book 1
                            Cell Culture Work Book 1
                            Chimeric Antibodies Analysis Book 2
                            General Assay Book
                            Chimeric Antibody Analysis 1
                            CD55 Book 1

334314732                   CD55 Book 2
                            MDR Project Book 1
                            A-375 Cell Line
                            791T/36 Research Book 2
                            General Molecular/Cell Culture Work Book 1
                            791T36 Book 8
                            791T36 Research Book 10
                            791T36 Research Book 12
                            PLD79
                            791T Research Book 14
                            General Cell Culture Book 2
                            VG106 Book 1
                            VG107/VG108 Book 1

334314736                   105AD7 (Onyvax 105)
                            EN-CD55
                            Complement
                            Panorex (Edrecolomab)
                            Rituximab

334314737                   Monoclonal Antibody
                            Cancer Mabs
                            Cancer

334314746                   Lonza CD55/R24
                            IFN Subtypes

334314747                   VG102
                            VG106

334314748     Lab Books     Dev100 - Interferon Work 3
                            Dev101 - INF Comparison Book 7 C Haslam
                            Dev106 - 791T36 6
                            Dev108 - General Cell Culture 2
                            Dev124 - 791T Research 7 L Davidson
                            Dev125 - Interferon Comparison 8
                            Dev126 - Expression & Production of Human Antibodies

334314749     Lab Books     Dev 75 - Recombinant Interferon 2

                            Dev 76 - Interferon 1
                            Dev77 - CD55 Antiody & Derivatives 1
                            Dev78 - 791T36 3
                            Dev79 - Interferon Comparison 3
                            Dev83 - Interferon Comparison 6
                            Dev86 - Interferon Work 2
                            Dev89 - General Cell Culture 1
                            Dev90 - Recombinant Interferon 3
                            Dev93 - Interferon Comparison 4
                            Dev94 - CD55
                            Dev95 - CD55 2
                            Dev96 - Bioassay Cell Lines 1
                            Dev96a - Interferon Work 1
                            Dev97 - 791T36 5

334314750     Lab Books     Dev48 - Antibody Work
                            Dev49 - Dev of IFN Elisa Based Assay Bk 1
                            Dev50 - Molecular Science Bk 2
                            Dev54 - Mab Purification Bk 6
                            Dev55 - 791T36 Bk 1
                            Dev61 - Interferon Research Bk 1
                            Dev62 - Molecular Science Bk 4
                            Dev63 - 791T36 Bk 2
                            Dev66 - Recombinant Interferon Bk 1
                            Dev67 - Interferon Research Bk 2
                            Dev72 - Interferon Comparison Bk 5

334314751     Lab Books     Dev171 - R24 & 791T36 Antibody 2
                            Dev173 - 791T36 Research 9 L Davidson
                            Dev186 - Interferon 7 P Barnard

334314752     Lab Books     Dev202 - IFN Alpha Subtypes Purification 2 J Smith
                            Dev209 - IFN Alpha Subtypes 3
                            Dev212 - IFN Alpha Subtypes 4
                            Dev216 - Real Time PCR Book 1 C Haslam
                            Dev219 - IFN Alpha Subtypes 5 J Smith
                            Dev223 - IFN Alpha Subtypes 6 J Smith
                            Dev228 - 791T36 13 L Davidson
                            Dev231 - IFN Alpha Subtypes 7 J Smith

334314753     Lab Books     Dev134 - IFN Alpha 14 5 P Barnard
                            Dev141 - Alpha 14 1
                            Dev146 - Anti CD59 - Antibodes 1
                            Dev153 - Interferon 6 P Barnard
                            Dev160 - Alpha 14 2 N McLean
                            Dev161 - R24 & 791T36 Antibody Expression 1 C Haslam
                            Dev167 - IFN & Subtypes Purification 1 J Smith

334314755                   IFN 14/N72D
                            CD55 General Info

334314764                   Spur & CD55 Applications & Claims

334314765                   Spur Grant Claims

334314787                   VG106 Anti-viral Search Report
                            Alpha 14 - Folders 1-3
                            VG106 Intellectual Property File

334314792                   CD55
                            CRCT
                            General Antibody Gene Stuff CD55
                            E Coli Recombinants
                            CD46
                            Peptech
                            Dyax
                            A6 Studies Archive

334314799                   VG106
                            VG106 Aptuit
                            VG106 Xenograft
                            VG106 / Multiferon Adjuvants
                            VG107/8
                            IFN-X Subtype Exploitation
                            VG102 IP
                            VG102 General
                            VG102 Immunogenicity
                            CD55 Literature

B. The following cell lines currently preserved in liquid nitrogen and stored in standard freezers:

(i) Chinese Hamster Ovary (CHO) cell line(s) producing the biological protein referred to as VG102 in its three variant forms;

(ii) Chinese Hamster Ovary (CHO) cell line producing the biological protein referred to as VG106;

(iii)Chinese Hamster Ovary (CHO) cell line producing the biological protein referred to as VG107; and

(iv) Chinese Hamster Ovary (CHO) cell line producing the biological protein referred to as VG108.